Exhibit 10.21

Execution Copy AGREEMENT BETWEEN INTEL CORPORATION AND INTEL SUBSIDIARIES This agreement ("Agreement"), dated March 4, 2014 ("Agreement Date"), is made by Intel Corporation, a Delaware corporation ("Intel") and each of the entities as listed on the signature pages of this Agreement and each entity that subsequently becomes a party to this Agreement pursuant to paragraph 6.8 (each, a "Subsidiary"). The "Effective Date" of this Agreement for each entity that is at least 50% owned or controlled (directly or indirectly) by Intel as of the Agreement Date, is the Agreement Date. For an entity that becomes at least 50% owned or controlled (directly or indirectly) by Intel after the Agreement Date, the "Effective Date" will have the meaning set forth in Section 6.8. BACKGROUND • Intel has certain rights to sublicense or extend rights under various patents and patent applications owned or controlled by entities that (i) are less than 50% owned or controlled (directly or indirectly) by Intel ("Third Parties") and (ii) have entered into a written agreement with Intel granting Intel rights under their patents before the Effective Date (the "Sublicensable Third-Party Patents"); • Intel has entered into written agreements with Third Parties granting rights under such Third Parties' patents and patent applications to certain subsidiaries of Intel (the "Third-Party Patent Agreements"); • Intel may obtain certain rights after the Effective Date to sublicense or extend rights under additional patents and patent applications owned or controlled by Third Parties that have entered into a written agreement with Intel granting Intel rights under such Third Parties' patents and patent applications (the "Future Sublicensable Third-Party Patents"); • Intel may after the Effective Date enter into written agreements with Third Parties granting rights under such Third Parties' patents and patent applications to certain subsidiaries of Intel (the "Future Third-Party Patent Agreements"); • Intel desires, to the fullest extent it has the right to do so, to grant or extend to Subsidiary royalty-free, nonexclusive, nontransferable, worldwide licenses, sublicenses or rights under all Sublicensable Third-Party Patents and Future Sublicensable Third-Party Patents; • In consideration of such licenses, sublicenses or other rights, Subsidiary is willing to comply with all of Intel's undertakings and obligations required for Subsidiary to receive and maintain licenses, sublicenses or other rights under the applicable Third-Party Patent Agreements and Future Third-Party Patent Agreements; • Subsidiary may own or control patents and patent applications now or in the future during the term of this Agreement while that Subsidiary is at least 50% owned or controlled

(directly or indirectly) by Intel (for each Subsidiary, the "**Subsidiary-Controlled Patents**"); and

- Subsidiary desires, to the fullest extent it has the right to do so, to grant to Intel royalty-free, nonexclusive, nontransferable, worldwide licenses under all of its Subsidiary-Controlled Patents, with the right to grant sublicenses to other Subsidiaries and to Third Parties to the extent required for Intel to comply with its obligations under the Third-Party Patent Agreements and the Future Third-Party Patent Agreements.

Therefore, the parties agree as follows:

1. LICENSES TO SUBLICENSABLE THIRD-PARTY PATENTS

1.1 Intel hereby grants or extends, to the fullest extent Intel has the right to do so, to Subsidiary a royalty-free, nonexclusive, nontransferable, worldwide license, sublicense or other rights under each Sublicensable Third-Party Patent, effective retroactively during the period starting on the patent's Rights Vesting Date and ending on the Effective Date. Subsidiary hereby agrees, effective retroactively during that period, to comply with all Intel's undertakings and obligations relating to its Subsidiaries under the Third-Party Patent Agreements required for Subsidiary to receive and maintain such licenses, sublicenses and other rights. For purposes of this Section 1, "**Rights Vesting Date**" means, as to Subsidiary and each Sublicensable Third-Party Patent licensed hereunder, the date Intel first had the right to grant sublicenses or other rights under the Sublicensable Third-Party Patent to that Subsidiary in accordance with this Agreement.

1.2 Intel hereby grants or extends, to the fullest extent Intel has the right to do so, to Subsidiary a royalty-free, nonexclusive, nontransferable, worldwide license, sublicense or other rights under each Sublicensable Third-Party Patent, effective as of the Effective Date and continuing for as long as Intel has the right to grant sublicenses or other rights under the Sublicensable Third-Party Patent in accordance with this Agreement. Subsidiary hereby agrees to comply, from and after the Effective Date, with all Intel's undertakings and obligations relating to its Subsidiaries under the Third-Party Patent Agreements required for Subsidiary to receive and maintain such licenses, sublicenses and other rights.

2. LICENSES TO FUTURE SUBLICENSABLE THIRD-PARTY PATENTS

2.1 Unless Intel specifically provides notice to a Subsidiary at any time in accordance with Section 3, subject to the terms of this Agreement, Intel hereby grants or extends to Subsidiary, effective as of the earliest date that Intel has the right to do so, royalty-free, nonexclusive, nontransferable, worldwide licenses, sublicenses or other rights under all Future Sublicensable Third-Party Patents to the fullest extent that Intel has the right to do so.

2.2 Subsidiary hereby agrees to comply with all Intel's undertakings and obligations relating to its Subsidiaries under the Future Third-Party Patent Agreements required for Subsidiary to receive and maintain such licenses, sublicenses and other rights.

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3. REVOCATION

At any time, including at any time before or after Intel receives the right to sublicense or extend rights under any Sublicensable Third-Party Patent or Future Sublicensable Third-Party Patent, Intel may notify Subsidiary in writing:

(i) that one or more Sublicensable Third-Party Patents or Future Sublicensable Third-Party Patents, or specific claims thereof, are excluded from the licenses, sublicenses or other rights granted or extended to that Subsidiary in paragraphs 1.1, 1.2 or 2.1; or

(ii) that Intel revokes (effective as of the date specified by Intel), in whole or in part, any licenses, sublicenses or other rights previously granted or extended to Subsidiary pursuant to paragraphs 1.1, 1.2 or 2.1 with respect to one or more Sublicensable Third-Party Patents or Future Sublicensable Third-Party Patents or specific claims thereof.

4. LICENSES TO SUBSIDIARY-CONTROLLED PATENTS

4.1 Subsidiary hereby grants or extends, to the fullest extent Subsidiary has the right to do so, to Intel a royalty-free, nonexclusive, nontransferable, perpetual, irrevocable, worldwide license under each Subsidiary-Controlled Patent, with the right to grant the sublicenses set forth in this Section 4, effective retroactively during the period starting on the patent's Rights Vesting Date and ending on the Effective Date. For purposes of this Section 4, "**Rights Vesting Date**" means, as to Subsidiary and each of its Subsidiary-Controlled Patents, the date on which the Subsidiary first had the right to grant the rights set forth herein under the Subsidiary-Controlled Patent to Intel in accordance with this Agreement.

4.2 Subsidiary hereby grants or extends, to the fullest extent Subsidiary has the right to do so, to Intel a royalty-free, nonexclusive, nontransferable, perpetual, irrevocable, worldwide license under each Subsidiary-Controlled Patent, with the right to grant the sublicenses set forth in this Section 4, effective as of the Effective Date and continuing for the life of the Subsidiary-Controlled Patent.

4.3 The licenses granted by Subsidiary in paragraphs 4.1 and 4.2 include the right for Intel to grant or extend royalty-free, nonexclusive, nontransferable sublicenses or rights to the fullest extent that it has the right to do so to

(i) Third Parties to the fullest extent required for Intel to comply with its obligations under the Third-Party Patent Agreements and Future Third-Party Patent Agreements; provided, that the scope of those sublicenses will be limited by and subject to the applicable terms of the Third-Party Patent Agreements and Future Third-Party Patent Agreements; and

(ii) other Subsidiaries and any other entities that are at least 50% owned or controlled (directly or indirectly) by Intel to use, make, have made, sell, offer to sell, import and otherwise dispose of products and services used, manufactured, licensed or sold by such other Subsidiaries, entities or Intel.

4.4 Unless a later date or different term is specified by Intel, any sublicense granted or extended by Intel to a Third Party under a Third-Party Patent Agreement or Future Third-Party Patent Agreement under a Subsidiary-Controlled Patent will be automatically effective on the earliest date when both (a) the Third-Party Patent Agreement or Future Third-Party Patent Agreement first became effective, whether before or after the date of this Agreement, and (b) the Subsidiary first became at least 50% owned or controlled (directly or indirectly) by Intel.

4.5 Intel hereby grants or extends, to the fullest extent Intel has the right to do so, a royalty-free, nonexclusive, nontransferable, worldwide sublicense under each Subsidiary-Controlled Patent to Subsidiaries who do not own or control such Subsidiary-Controlled Patent, effective retroactively during the period starting on the patent's Rights Vesting Date and ending on the Effective Date.

4.6 Intel hereby grants or extends, to the fullest extent Intel has the right to do so, a royalty-free, nonexclusive, nontransferable, worldwide sublicense under each Subsidiary-Controlled Patent to Subsidiaries who do not own or control such Subsidiary-Controlled Patent, effective as of the Effective Date and continuing as long as Intel has the right to grant sublicenses or other rights under the Subsidiary-Controlled Patent and the Subsidiary is at least 50% owned or controlled (directly or indirectly) by Intel.

4.7 The license to each Subsidiary-Controlled Patent granted by Subsidiary to Intel under paragraphs 4.1 and 4.2 will continue for the life of the Subsidiary-Controlled Patent even if the Subsidiary ceases to be at least 50% owned or controlled (directly or indirectly) by Intel and even if Intel exercises any of its rights under Section 3. However, the licenses granted by Subsidiary to Intel under paragraphs 4.1 and 4.2 will not apply to any patents or patent applications acquired or filed by Subsidiary after such Subsidiary ceases to be at least 50% owned or controlled (directly or indirectly) by Intel unless otherwise agreed by that Subsidiary and Intel or required under any Third-Party Patent Agreement or Future Third-Party Patent Agreement.

5. TERM AND TERMINATION

5.1 This Agreement will continue in effect until the expiration of the last to expire of the Sublicensable Third-Party Patents, Future Sublicensable Third-Party Patents, Subsidiary-Controlled Patents, and other patent rights licensed or sublicensed hereunder or under any Third-Party Patent Agreement or Future Third-Party Patent Agreement, unless sooner terminated as provided in paragraph 5.2.

5.2 Intel may terminate this Agreement as it pertains to one or more Subsidiaries at any time by giving notice of termination to the applicable Subsidiary. Upon termination of this Agreement as it pertains to one or more Subsidiaries, the licenses, sublicenses or other rights granted or extended to those Subsidiaries under this Agreement will terminate. Section 4 will survive any termination of this Agreement, except that Intel may terminate any sublicense it has granted under any or all Subsidiary-Controlled Patents or any claims thereof at any time.

5.3 The licenses, sublicenses or other rights granted or extended to a Subsidiary in paragraphs 1.1, 1.2 and 2.1 will automatically terminate as to each Sublicensable Third-Party

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Patent and Future Sublicensable Third-Party Patent to the extent that Subsidiary is no longer entitled to receive such license, sublicense or rights pursuant to Intel's applicable Third-Party Patent Agreement or Future Third-Party Patent Agreement with the Third Party (e.g., if the Subsidiary ceases to be a "Subsidiary" as defined in the applicable agreement). 6. MISCELLANEOUS PROVISIONS 6.1 THE SUBLICENSABLE THIRD-PARTY PATENTS, FUTURE SUBLICENSABLE THIRD-PARTY PATENTS AND SUBSIDIARY-CONTROLLED PATENTS ARE LICENSED, SUBLICENSED OR EXTENDED "AS IS" AND WITHOUT WARRANTY OF ANY KIND. INTEL AND SUBSIDIARY DISCLAIM ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NON- INFRINGEMENT. Without limiting the generality of the foregoing, nothing contained in this Agreement will be construed as: (a) a warranty or representation by a party as to the validity or scope of any class or type of patent, utility model or design patent; (b) a warranty or representation by a party that any manufacture, sale, lease, use, or other disposition of products covered by the Sublicensable Third-Party Patents, Future Sublicensable Third-Party Patents or Subsidiary-Controlled Patents will be free from infringement of patents, utility models or design patents; (c) an agreement by a party to bring or prosecute actions or suits for infringement against third parties, or conferring any right to bring or prosecute actions or suits for infringement against third parties; (d) conferring by implication, estoppel, or otherwise upon any party any license or other right under any class or type of patent, utility model, or design patent other than the licenses, sublicenses and rights expressly granted or extended pursuant to this Agreement; or (e) an agreement by Intel to enforce, maintain or defend any license with any third party for any Sublicensable Third-Party Patent or Future Sublicensable Third-Party Patent. � 6.2 � Subsidiary may not assign or transfer (by operation of law or otherwise) this Agreement or any of its rights, privileges or obligations granted or extended under this Agreement, without the prior written consent of Intel. � 6.3 � No modification, alteration, addition, or change in the terms of this Agreement will be binding on a party unless reduced to writing and duly executed by Intel and the Subsidiary to be bound. � 6.4 � If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, public policy or otherwise, such term or provision shall be excluded to the extent of such invalidity, illegality or unenforceability regardless of the nature of the term or other provision and all other terms and provisions of this Agreement shall nevertheless remain in full force and effect. On a determination that any term or other provision of this Agreement is invalid, illegal or incapable of being enforced, the parties must negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible, in a mutually acceptable manner, in order that the transactions contemplated by this Agreement shall be consummated as originally contemplated to the fullest extent possible. � 6.5 � This Agreement and matters connected to the performance thereof will be governed by the laws of the State of Delaware, without respect to the choice-of-law provisions thereof. � 6.6 � This Agreement will not be construed to confer any right or benefit on any party other than the parties hereto and their permitted successors and assigns. � 6.7 � No waiver of any provision of this Agreement will be effective unless it is a signed writing by the waiving party, and no such waiver will constitute a waiver of any other provision(s) or of the same provision on another occasion. � 6.8 � Any entity that is at least 50% owned or controlled (directly or indirectly) by Intel may become a party to this Agreement by executing a New Subsidiary Agreement in substantially the form attached as Exhibit A. Upon execution of a New Subsidiary Agreement by that entity and Intel, that entity will be treated as a Subsidiary under this Agreement and will be bound by this Agreement; provided, that the "Effective Date" of this Agreement for such entity will be the later of the date that such entity (a) became at least 50% owned or controlled (directly or indirectly) by Intel and (b) executed a New Subsidiary Agreement in substantially the form attached as Exhibit A. The parties hereto have caused this Agreement to be duly executed on the date first written above. [Signature blocks attached in the following pages.] 6

New Subsidiary Agreement Reference is made to the Agreement between Intel Corporation and Intel Subsidiaries, dated as of March 4, 2014 (“Subsidiary Agreement”). The undersigned hereby agrees to be bound by and to be treated as a “Subsidiary” under the Subsidiary Agreement. Dated: August 8, 2017 ________________________________ Mobileye B.V. Mobileye Vision Technologies Ltd. Mobileye Inc. Mobileye Japan Ltd. Mobileye (Shanghai) Automotive Service Co. Ltd. Mobileye Technologies Limited Azorei Kisalon Ltd. Mobileye Germany GmbH Printed Name: Amnon Shashua Title: Mobileye Group CEO and CTO